Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report on Form 10-Q of CrossAmerica Partners LP (the “Partnership”) for the quarter ended June 30, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Maura Topper, Chief Financial Officer of CrossAmerica GP LLC, the General Partner of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

(1)
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: August 7, 2023

/s/ Maura Topper
Maura Topper Chief Financial Officer CrossAmerica GP LLC (as General Partner of CrossAmerica Partners LP)